SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	July 28, 2004

INTERSTATE GENERAL COMPANY, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-9393 (Commission File Number)	52-1488756 (I.R.S. Employer Identification No.)

2 West Washington Street

P. O. Box 1280

Middleburg, Virginia 20118

(Address of principal executive offices)(Zip Code)

(540) 687-3177
(Registrant's telephone number, including area code)

Item 5. Other Events.

Registrant announces affiliate's filing of lawsuit against U.S. Virgin Islands public utility.

Item 7. Financial Statements and Exhibits.

Exhibits
99.	Press Release dated July 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Dated: July 28, 2004	By: /s/ James J. Wilson
James J. Wilson, Chairman and Chief Executive Officer

Dated: July 28, 2004	By: /s/ Mark Augenblick
Mark Augenblick, President and Chief Operating Officer

Dated: July 28, 2004	By: /s/ Sheri Raleigh
Sheri Raleigh, Assistant Vice President and Controller